Rule 497(e)
Registration Nos. 2-99861
            811-4395


SMITH BARNEY MUNI FUNDS
Florida Portfolio
Limited Term Portfolio
New York Portfolio

Supplement dated October 4, 1995 to
Prospectuses dated July 31, 1995



     The Trustees of Smith Barney Muni Funds (the "Fund") have approved a new management agreement on behalf of each of the Florida Portfolio, the Limited Term Portfolio and the New York Portfolio
(each a "Portfolio" and collectively, the "Portfolios") to increase the effective management fee paid by the Fund on behalf of each Portfolio.

     Under the current management agreement the Fund pays an effective management fee at an annual rate of 0.45% of each Portfolio's average daily net assets. Under the proposed management agreement the Fund would pay an effective management fee at an annual rate of 0.50% of each Portfolio's average daily net assets .

     The proposed changes are subject to the approval of each Portfolio's shareholders. Proxy materials describing the proposed changes are being
mailed to the Fund's shareholders of record as of September 29, 1995 in anticipation of the Special
Meeting of Shareholders scheduled to be held on November 13, 1995. If the proposed management agreement is not approved, the current management agreement will remain in effect.





FD    01035     10/95